Exhibit 10.22

CALYXT, INC.

2017 OMNIBUS INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

Recipient

Subject to the terms and conditions set forth in this notice of grant (the “Notice”) and Stock Option Agreement (the Notice and Stock Option Agreement constituting this “Award Agreement”), Calyxt, Inc., a Delaware corporation (the “Company”) has granted you an Option (the “Option”). The Option is granted under and is subject to the Calyxt, Inc. 2017 Omnibus Incentive Plan (the “Plan”). Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan. The provisions of the Plan shall control in the event of a conflict among the provisions of the Plan, this Agreement and any descriptive materials provided to you.

Date of Grant:	[•]

Exercise Price Per Share:	[•]

Total Number of Shares:	[•]

Total Exercise Price:	[•]

Type of Option:	Non statutory Stock Option

Expiration Date:	[•]

Vesting Commencement Date:	[•]

First Vest Date:	[•]

Vesting/Exercise Schedule:	Subject to Sections 2(n) and 19(g) of the Plan and Section 8 of the Award Agreement, so long as your Continuous Service Status does not terminate, the Shares underlying this Option shall vest in accordance with the provisions of the Award Agreement. This Option shall only become exercisable in accordance with the provisions of the Award Agreement.

Transferability:	You may not transfer this Option.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and the Agreement.

You are advised to consult with your own tax advisors in respect of any tax consequences arising in connection with this Option. In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to the Date of Grant, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the

Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the Internal Revenue Service under Section 409A of the Code. However, there is no guarantee that the Internal Revenue Service will agree with the valuation, and by signing below, you agree and acknowledge that the Company and the Administrator shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the Internal Revenue Service were to determine that this Option constitutes deferred compensation under Section 409A of the Code.

THE COMPANY:

CALYXT, INC.

By:
Name:
Title:

PARTICIPANT:

[Name]

CALYXT, INC.

2017 OMNIBUS INCENTIVE PLAN

STOCK OPTION AGREEMENT

1. Grant of Option. Calyxt, Inc., a Delaware corporation (the “Company”), hereby grants to [•] (“Participant”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Calyxt, Inc. 2017 Omnibus Incentive Plan(the “Plan”) adopted by the Company, which is incorporated in this agreement (this “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2. Designation of Option. This Option is intended to be a Nonstatutory Stock Option.

3. Vesting of Option. Provided that the Participant’s Continuous Service Status does not terminate, this Option shall become vested as to:

•	[•]% of the total number of Shares underlying the Option on [•]; and

•	[•]% of the total number of Shares underlying the Option on [•]; and

•	[•]% of the total number of Shares underlying the Option on [•];

provided that:

[the vested portion of this Option shall only become exercisable in the event that an Initial Public Offering of the Company occurs prior to the Expiration Date of the Option; and

provided further that;]1

[in the event that a Triggering Event occurs prior to the Expiration Date of the Option, an the Option shall become vested as to an additional 25% of the total number of Shares underlying the Option; and provided further that the Option shall become vested as to100% of the Shares underlying the Option in the event of (a) the termination of Participant’s employment without Cause within 12 months following a Triggering Event or (b) the resignation of Participant for Good Reason within 12 months following a Triggering Event. In all cases, in no event will the Option become vested as to more than 100% of the total number of Shares subject to the Option].2

[1]	To be included in the pre-IPO award agreements.
[2]	To be included in award agreeements for Participants that are employees of the Company.

[in the event that a Triggering Event occurs or in the event of a change in control of a Parent, in each case prior to the Expiration Date of the Option, the Option will become vested as to 100% of the total number of the Shares underlying the Option, to the extent not already vested.]3

As used in this Stock Option Agreement and for all purposes relating to the Option, including cessation of Continuous Service Status, “Good Reason” shall mean: (i) a material reduction in the Participant’s base salary, other than a general reduction in base salaries that affects all similarly-situated Employees or Consultants, as applicable, in substantially the same proportion or (ii) an involuntary relocation of the Participant’s principal place of employment by more than 100 miles, provided that (A) the Participant has provided written notice to the Company of the existence of the circumstances constituting Good Reason within 30 days of the initial existence of such circumstances, (B) the Company fails to cure such circumstances within 30 days of the receipt of such written notice, and (C) Participant’s resignation is effective not later than 90 days after the first occurrence of the applicable grounds constituting Good Cause. If Participant does not resign for Good Reason in accordance with, and within the time period set forth in, the preceding sentence, then Participant will be deemed to have waived Participant’s right to terminate for Good Reason with respect to such circumstances and such circumstances shall be deemed not to constitute Good Reason.

4. Exercise of Option.

(a) Right to Exercise.

(i) This Option may not be exercised for a fraction of a share.

(ii) In the event of Participant’s death, Disability or other termination of Continuous Service Status, the exercisability of this Option shall be governed by Section 8 below, subject to the limitations contained in this Section 4.

(iii) In no event may this Option be exercised after the Expiration Date set forth in the Notice.

(b) Method of Exercise.

(i) This Option shall be exercisable by the Participant’s execution and delivery of the following:

(A) the Exercise Agreement attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Participant’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Participant and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.

[3]	To be included in award agreements for Participants who are Consultants, non-employee directors of the Company, or directors or employees of a Parent.

[and

(B) the Adoption Agreement to the Company Stockholders Agreement attached hereto as Exhibit B (the “Adoption Agreement”).]4

(ii) As a condition to the exercise of this Option and as further set forth in Section 15 of the Plan, Participant agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise. Regardless of any action the Company takes with respect to any or all income tax, social security, payroll tax, or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld. Participant further acknowledges that the Company (A) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting, exercise/settlement of the Option, the issuance of Shares upon settlement of the Option and the subsequent sale of Shares acquired pursuant to such issuance and (B) does not commit to and is under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result.

In the event Participant fails to make adequate provision for applicable tax withholding obligations (or where the amount of money provided is insufficient to satisfy the applicable obligations), Participant authorizes the Company, in its discretion, to satisfy the obligations with regard to all Tax-Related Items by (x) withholding from Participant’s wages or other cash compensation paid to Participant, (y) withholding through a Cashless Exercise or (z) a combination of the foregoing.

If Participant’s obligation is satisfied through a Cashless Exercise as described in the foregoing paragraph, the Company shall endeavor to sell only the number of Shares required to satisfy Participant’s obligations for Tax-Related Items; however Participant agrees that the Company may sell more Shares than necessary to cover the Tax-Related Item, and that in such event, the Company shall reimburse Participant for the excess amount withheld, in cash and without interest.

(iii) The Company is not obligated, and shall have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws, including any applicable federal or state

[4]	To be included in the pre-IPO award agreements.

securities laws or any other law or regulation. As a condition to the exercise of this Option, the Company may require Participant to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which this Option is exercised with respect to such Shares.

(iv) Subject to compliance with Applicable Laws, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price[, the executed Adoption Agreement,]5 and the satisfaction of any applicable withholding obligations.

5. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Participant:

(a) Cash, check or wireless transfer;

(b) at the discretion of the Plan Administrator on a case by case basis, by surrender of other shares of Common Stock of the Company (either directly or by stock attestation) that Participant previously acquired and that have an aggregate Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which this Option is being exercised; or

(c) at the discretion of the Plan Administrator on a case by case basis, by Cashless Exercise.

6. No Right to Continued Service. The grant of an Option shall not be construed as conferring upon the Participant any right to continue his or her employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with the Participant’s right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

7. No Right to Future Options. Any Option granted under the Plan shall be a one-time Option that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

8. Termination of Relationship. [Following the date of termination of Participant’s Continuous Service Status for any reason (the “Termination Date”), other than a termination for Cause, Participant may continue to hold, and potentially exercise this Option to the extent a Triggering Event or an Initial Public Offering occurs, only as set forth in the Notice and this Section 8.]6 Notwithstanding the foregoing, any Award granted to an individual who is nominated to become a Director and is not an Employee or Consultant or a director of a Parent at the time of grant shall be forfeited in its entirety if such individual does not commence providing services to the Company within 12 months after the date of grant of such Award. In no event may this Option be exercised after the Expiration Date of this Option as set forth in the Notice.

(a) Termination. In the event of termination of Participant’s Continuous Service Status for any reason including the Participant’s death or Disability, and other than as a result of a for Cause termination, Participant (or Participant’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, as applicable) may, to the extent Participant is vested in the Option at the Termination Date, continue to hold the vested portion of the Option. The unvested portion of the Option on the Termination Date shall expire on such date.

[5]	To be included in the pre-IPO award agreements.
[6]	To be included in the pre-IPO award agreements.

(b) Termination for Cause. In the event of termination of Participant’s Continuous Service Status for Cause, this Option (including any vested portion thereof) shall terminate immediately upon such termination for Cause. If Participant’s Continuous Service Status is suspended pending an investigation of whether Participant’s Continuous Service Status will be terminated for Cause, all Participant’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.

9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

10. [Restrictions on Shares Purchased upon Exercise of Option. To the extent that Shares which are not registered under the Securities Act of 1933, pursuant to an effective registration statement, are issued to the Participant pursuant to the exercise of an Option, the stock certificates evidencing such Shares may bear such restrictive legend as the Company deems to be required or advisable under applicable law.]7

11. Not Salary, Pensionable Earnings or Base Pay. The Participant acknowledges that the Option shall not be included in or deemed to be a part of (a) salary, normal salary or other ordinary compensation, (b) any definition of pensionable or other earnings (however defined) for the purpose of calculating any benefits payable to or on behalf of the Participant under any pension, retirement, termination or dismissal indemnity, severance benefit, retirement indemnity or other benefit arrangement of the Company or any Subsidiary or (c) any calculation of base pay or regular pay for any purpose.

12. Forfeiture Upon Breach of Certain Other Agreements. The Participant’s breach of any non-competition, non-solicitation, confidentiality, non-disparagement, assignment of inventions or other intellectual property agreement that the Participant may be a party to with the Company or any Affiliate, in addition to whatever other equitable relief or monetary damages that the Company or any Affiliate may be entitled to, shall result in automatic rescission, forfeiture, cancellation or return of any Shares (whether or not vested) held by the Participant.

13. Recoupment/Clawback. This Option may be subject to recoupment or “clawback” as may be required by applicable law, stock exchange rules or by any applicable Company policy or arrangement, as it may be established or amended from time to time.

14. [Lock-Up Agreement. In connection with any initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Participant hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any

[7]	To be included in the pre-IPO award agreements.

securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, during the period commencing as of 18 days prior to and ending 180 days, or such lesser period of time as the relevant underwriters may permit, after the effective date of a registration statement covering any public offering of the Company’s securities or, if required by such underwriter, such longer period of time as is necessary to enable such underwriter to issue a research report or make a public appearance that relates to an earnings release or announcement by the Company within 18 days before or after the date that is 180 days after the effective date of the registration statement relating to such initial public offering, but in any event not to exceed 198 days following the effective date of the registration statement relating to such initial public offering and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering. The Company is hereby authorized to impose stock transfer instructions to its transfer agent (which may the Company itself) in order to enforce the above restrictions.]8

15. [Corporate Transaction. Notwithstanding the above, if a corporate transaction constitutes a Triggering Event and the Participant retains his or her Continuous Service Status, the Option shall become vested under the formula in Section 3 and the Administrator shall provide the Participant with at least 5 days prior to the consummation of the corporate transaction to exercise the vested portion of the Option.]9

16. Effect of Agreement. Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to this Option. The provisions of the Plan shall control in the event of a conflict among the provisions of the Plan, this Agreement and any descriptive materials provided to you.

17. Miscellaneous.

(a) Governing Law; Waiver of Jury Trial This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. BY RECEIPT OF THIS OPTION, THE PARTICIPANT WAIVES ANY RIGHT THAT THE PARTICIPANT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE PLAN.

(b) Participant Undertaking; Acceptance. The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Option pursuant to this Agreement. The Participant acknowledges receipt of a copy of the Plan and this Agreement and understands that material definitions and provisions concerning the Option and the Participant’s rights and obligations with respect thereto are set forth in the Plan. The Participant has read carefully, and understands, the provisions of this Agreement and the Plan.

[8]	To be included in the pre-IPO award agreements.
[9]	To be included in the pre-IPO award agreements.

(c) Dispute Resolution. Any dispute or claim arising out of, under or in connection with the Plan or any Award Agreement shall be submitted to arbitration in Delaware and shall be conducted in accordance with the rules of, but not necessarily under the auspices of, the American Arbitration Association rules in force when the notice of arbitration is submitted. The arbitration shall be conducted before an arbitration tribunal comprised of three individuals, one selected by the Company, one selected by the Participant, and the third selected by the first two. The Participant and the Company agree that such arbitration will be confidential and no details, descriptions, settlements or other facts concerning such arbitration shall be disclosed or released to any third party without the specific written consent of the other party, unless required by law or court order or in connection with enforcement of any decision in such arbitration. Any damages awarded in such arbitration shall be limited to the contract measure of damages, and shall not include punitive damages.

(d) Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges and supersedes all prior and contemporaneous discussions, arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof.

(e) Amendment; Waiver. Except as contemplated under the Plan, no modification of or amendment to this Agreement that has a material adverse effect on the Participant, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party, provided that no waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

(f) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement and a substantially similar provision shall be inserted that as closely as possible reflects the intent of the parties shall be substituted in place of such unenforceable provision, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(g) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice:

If to the Company:

Calyxt, Inc.

600 County Rd D West #8

New Brighton, MN 55112

Attention:

Email:

If to the Participant:

At the Participant’s most recent address in the Company’s records.

(h) Counterparts. This Option may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(i) Successors and Assigns; No Third-Party Beneficiaries. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Participant under this Agreement may not be assigned without the prior written consent of the Company. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

18. Data Privacy Notice and Consent. By participating in the Plan, the Participant consents to the holding and processing of personal information provided by the Participant to the Company or any subsidiary, trustee or third-party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to:

(a) administering and maintaining Participant records, a dissolution or liquidation of the Company;

(b) providing information to the Company, Subsidiaries, trustees of any employee benefit trust, registrars, brokers or third-party administrators of the Plan;

(c) providing information to future purchasers or merger partners of the Company or any subsidiary, or the business in which the Participant works; and

(d) transferring information about the Participant to any country or territory that may not provide the same protection for the information as the Participant’s home country.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed by their officers thereunto duly authorized, effective as of the Date of Grant set forth in the accompanying Notice.

THE COMPANY:

CALYXT, INC.

By:
Name:
Title:

PARTICIPANT:

[Name]

EXHIBIT A

CALYXT, INC.

2017 OMNIBUS INCENTIVE PLAN

EXERCISE AGREEMENT

This Exercise Agreement (this “Agreement”) is made as of                     , by and between Calyxt, Inc., a Delaware corporation (the “Company”), and [•] (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s Equity Incentive Plan (the “Plan”).

1. Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase          shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan and the Stock Option Agreement granted [•] (the “Option Agreement”). The purchase price for the Shares shall be $[•] per Share for a total purchase price of $     . The term “Shares” refers to the purchased Shares and all securities received as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2. Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement [and the Adoption Agreement to the Company Stockholders Agreement attached to the Option Agreement as Exhibit B (the “Adoption Agreement”)], the payment of the aggregate exercise price by any method listed in Section 5 of the Option Agreement, and the satisfaction of any applicable tax withholding obligations, all in accordance with the provisions of Section 4(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. If applicable, the Company shall deliver to Purchaser a certificate representing the Shares as soon as practicable following such date.

3. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions set forth below and applicable securities laws.

(a) [Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Purchase Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Purchase Price. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith and shall be payable therefor.

(iii) Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within ninety (90) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(iv) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee on terms, including price, that are no more favorable to the Proposed Transferee than that set forth in the Notice, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and; provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(v) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a)(v) notwithstanding, and provided that such transfer complies with applicable securities laws, the transfer of any or all of the Shares during Purchaser’s lifetime or on Purchaser’s death by will or intestacy to Purchaser’s Immediate Family or a trust for the benefit of Purchaser’s Immediate Family shall be exempt from the provisions of this Section 3(a)(v). “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3(a)(v), and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3(a)(v).

(b) Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by the Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer (as determined by the Board). Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of sixty (60) days following receipt by the Company of written notice by the person acquiring the Shares.

(c) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.

(d) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Company’s Shares shall be void unless the provisions of this Agreement are satisfied and agreed to by such transferee.

(e) Termination of Rights. The right of first refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). Upon termination of the right of first refusal described in Section 3(a) above the Company shall remove any stop-transfer notices referred to in Section 5(b) below and related to the restrictions in this Section 3 and, if certificates are issued, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 5(a)(ii) below and delivered to
Purchaser.]10

4. [Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any person or entity.

(b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

[10]	To be included in the pre-IPO award agreements.

(d) Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.

(e) Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.]11

5. Restrictive Legends and Stop-Transfer Orders.

(a) [Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

(i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

[11]	To be included in the pre-IPO award agreements.

(ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.]12

(b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6. No Right to Continued Service. Nothing in this Agreement or the attached documents confers upon the Participant any right to continue his or her employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with the Participant’s right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

7. [Lock-Up Agreement. In connection with any initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Participant hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, during the period commencing as of 18 days prior to and ending 180 days, or such lesser period of time as the relevant underwriters may permit, after the effective date of a registration statement covering any public offering of the Company’s securities or, if required by such underwriter, such longer period of time as is necessary to enable such underwriter to issue a research report or make a public appearance that relates to an earnings release or announcement by the Company within 18 days before or after the date that is 180 days after the effective date of the registration statement relating to such initial public offering, but in any event not to exceed 198 days following the effective date of the registration statement relating to such initial public offering and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering. The Company is hereby authorized to impose stock transfer instructions to its transfer agent (which may the Company itself) in order to enforce the above restrictions.]13

8. Miscellaneous.

(a) Governing Law; Waiver of Jury Trial This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. BY RECEIPT OF THIS OPTION, THE PARTICIPANT WAIVES ANY RIGHT THAT THE PARTICIPANT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE PLAN.

[12]	To be included in the pre-IPO award agreements.
[13]	To be included in the pre-IPO award agreements.

(b) Participant Undertaking; Acceptance. The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Option pursuant to this Agreement. The Participant acknowledges receipt of a copy of the Plan and this Agreement and understands that material definitions and provisions concerning the Option and the Participant’s rights and obligations with respect thereto are set forth in the Plan. The Participant has read carefully, and understands, the provisions of this Agreement and the Plan.

(c) Dispute Resolution. Any dispute or claim arising out of, under or in connection with the Plan or any Award Agreement shall be submitted to arbitration in Delaware and shall be conducted in accordance with the rules of, but not necessarily under the auspices of, the American Arbitration Association rules in force when the notice of arbitration is submitted. The arbitration shall be conducted before an arbitration tribunal comprised of three individuals, one selected by the Company, one selected by the Participant, and the third selected by the first two. The Participant and the Company agree that such arbitration will be confidential and no details, descriptions, settlements or other facts concerning such arbitration shall be disclosed or released to any third party without the specific written consent of the other party, unless required by law or court order or in connection with enforcement of any decision in such arbitration. Any damages awarded in such arbitration shall be limited to the contract measure of damages, and shall not include punitive damages.

(d) Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges and supersedes all prior and contemporaneous discussions, arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof.

(e) Amendment; Waiver. Except as contemplated under the Plan, no modification of or amendment to this Agreement that has a material adverse effect on the Participant, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party, provided that no waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

(f) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement and a substantially similar provision shall be inserted that as closely as possible reflects the intent of the parties shall be substituted in place of such unenforceable provision, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(g) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice:

If to the Company:

Calyxt, Inc.

600 County Rd D West #8

New Brighton, MN 55112

Attention:

Email:

If to the Participant:

At the Participant’s most recent address in the Company’s records.

(h) Counterparts. This Option may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(i) Successors and Assigns; No Third-Party Beneficiaries. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Participant under this Agreement may not be assigned without the prior written consent of the Company. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(j) [California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.]14

[Signature Page Follows]

[14]	To be included in the pre-IPO award agreements.

The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

CALYXT, INC.

By:
(Signature)

Name:

PURCHASER:

I,             , spouse of [•], have read and hereby approve the foregoing terms set forth in this Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in this Agreement, I hereby agree to be irrevocably bound by this Agreement and further agree that any community property or other such interest shall hereby by similarly bound by this Agreement [and the Adoption Agreement]15. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under this Agreement [and the Adoption Agreement]16.

Spouse of [ ] ( if applicable)

[15]	To be included in the pre-IPO award agreements.
[16]	To be included in the pre-IPO award agreements.

EXHIBIT B17

CALYXT, INC.

2017 OMNIBUS INCENTIVE PLAN

ADOPTION AGREEMENT TO THE COMPANY STOCKHOLDERS AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on                                 20    , by the undersigned (the “Holder”) pursuant to the terms of that certain Stockholders Agreement dated as of December 3, 2014 (the “Agreement”), by and among the Company and certain of its Stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of The capital stock of the Company (the “Stock”), for one of the following reasons (Check the correct box):

❑ As a transferee of Shares from a party in such party’s capacity as an “Stockholder” bound by the Agreement, and after such transfer, Holder shall be considered a “Stockholder” for all purposes of the Agreement.

❑ As a new Stockholder in accordance with Subsection 4.1(a) of the Agreement, in which case Holder will be a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER:	ACCEPTED AND AGREED:

By:	CALYXT, INC.
Name

By:	Title:

[17]	To be included in the pre-IPO award agreements.